                                                                    EXHIBIT 3.41

                              AMENDED AND RESTATED
                            CERTIFICATE OF FORMATION

                                       OF

                         SKYGEN SOUTHCOAST INVESTORS LLC

         SkyGen Southcoast Investors LLC (hereinafter called the "company"), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:

         FIRST: The name of the limited liability company (hereinafter called the "company") is SkyGen Southcoast Investors LLC.

         SECOND: The original Certificate of Formation of SkyGen Southcoast Investors LLC, was filed with the Delaware Secretary of State on September 29, 1999.

         THIRD: The Amended and Restated Certificate of SkyGen Southcoast Investors LLC, in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Section 18-208 of the Limited Liability Act of the State of Delaware and is hereby incorporated herein by this reference.

IN WITNESS WHEREOF, SkyGen Southcoast Investors LLC, has caused this Amended and Restated Certificate of Formation to be signed by an Authorized Person on this 26 day of July, 2001.

                                   SkyGen Southcoast Investors LLC

                                   By: /s/ Lisa M. Bodensteiner
                                       -----------------------------------------
                                       Lisa M. Bodensteiner, Assistant Secretary

     STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 09 : 00 AM 07/27/2001
    010367201 - 3104374

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                                    EXHIBIT A

                              AMENDED AND RESTATED
                            CERTIFICATE OF FORMATION

                                       OF

                  CALPINE NORTHBROOK SOUTHCOAST INVESTORS, LLC

         1. The name of the limited liability company is Calpine Northbrook Southcoast Investors, LLC.

         2. The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are National Registered Agents, Inc., 9 East Loockerman Street, Dover, Delaware 19901.